EXHIBIT 10.24

EXECUTION COPY

AMENDMENT NO. 9 TO
THE AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of February 4, 2009

          AMENDMENT NO. 9 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among SOTHEBY’S, a Delaware corporation (“Holdings”), SOTHEBY’S, INC., a New York corporation (the “Company” and, together with Holdings, the “U.S. Borrowers”), OATSHARE LIMITED, a company registered in England and Wales with registration number 01737495 (“Oatshare”), SOTHEBY’S, a company registered in England and Wales with registration number 00874867 (“Sotheby’s” and, together with Oatshare, the “U.K. Borrowers”, and collectively with the U.S. Borrowers, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Foreign Currency Lead Lender.

          PRELIMINARY STATEMENTS:

          (1) The Borrowers, the Lenders and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of November 14, 2005, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 3, 2006, Amendment No. 2 to the Amended and Restated Credit Agreement dated as of May 18, 2006, Amendment No. 3 to the Amended and Restated Credit Agreement dated as of January 2, 2007, Amendment No. 4 to the Amended and Restated Credit Agreement dated as of July 25, 2007, Consent and Amendment No. 5 to the Amended and Restated Credit Agreement dated as of December 17, 2007, Amendment No. 6 to the Amended and Restated Credit Agreement dated as of January 22, 2008, Amendment No. 7 to the Amended and Restated Credit Agreement dated as of April 24, 2008 and Amendment No. 8 to the Amended and Restated Credit Agreement dated as of June 6, 2008 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement to (i) amend the definitions of Applicable Commitment Fee Percentage, Applicable Rate and Consolidated EBITDA, (ii) provide that proceeds of the Credit Extensions may not be used to fund repurchases of Senior Notes, (iii) increase the maximum Consolidated Leverage Ratio for certain fiscal periods of Holdings and (iv) increase the amounts available to make repurchases of Senior Notes.

          SECTION 1. Amendment to Credit Agreement.

          (a) Section 1.01 of the Credit Agreement is, as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by amending and restating the following defined terms to read in full as follows:

“Applicable Commitment Fee Percentage” means, at any time, in respect of the Facility, a percentage per annum determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Commitment Fee Percentage

Pricing Level	Consolidated Leverage Ratio	Commitment Fee

1	< 4.0:l	0.625%
2	> 4.0:1, < 4.5:1	0.750%
3	> 4.5:l	0.875%

Any increase or decrease in the Applicable Commitment Fee Percentage resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered; provided, further, that for the period from the Amendment Effective Date until the first Business Day immediately following delivery of the Compliance Certificate for the fiscal quarter of Holdings ending March 31, 2009, Pricing Level 1 shall apply.”

“Applicable Rate” means (a) in the case of any Loan that is a Base Rate Loan denominated in Dollars, a percentage per annum determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate

Pricing Level	Consolidated Leverage Ratio	Applicable Rate

1	< 3.0:l	2.000%
2	> 3.0:1, < 4.0:1	2.250%
3	> 4.0:1, < 4.5:l	2.750%
4	> 4.5:l	3.250%

and (b) in the case of any Loan that is a Eurocurrency Rate Loan denominated in Dollars, Euros or Pounds, a percentage per annum determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate

Pricing Level	Consolidated Leverage Ratio	Applicable Rate

1	≤ 3.0:1	3.250%
2	> 3.0:1, ≤ 4.0:1	3.500%
3	> 4.0:1, ≤ 4.5:1	4.000%
4	> 4.5:1	4.500%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered; provided, further, that for the period from the Amendment Effective Date until the first Business Day immediately following delivery of the Compliance Certificate for the fiscal quarter of Holdings ending March 31, 2009, Pricing Level 2 shall apply.”

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income taxes, (iii) depreciation and amortization expense, (iv) any such deduction to Consolidated Net Income as a result of any grant of stock or restricted stock, (v) for each of the fiscal quarters of Holdings ended September 30, 2008 and December 31, 2008 only, auction guaranty losses as previously described to the Administrative Agent, not to exceed for (1) the fiscal quarter of Holdings ended September 30, 2008, $42,000,000 in the aggregate and (2) the fiscal quarter of Holdings ended December 31, 2008, $11,000,000 in the aggregate and (vi) other non-recurring expenses reducing such Consolidated Net Income which either (A) do not represent a cash item in such period or any future period (in each case of or by Holdings and its Subsidiaries for such Measurement Period) or (B) do not exceed $25,000,000 in the aggregate (when added to all other amounts determined under this subclause (B)) and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by Holdings and its Subsidiaries for such Measurement Period).

          (b) Section 6.11 of the Credit Agreement is, as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended and restated to read in full as follows:

          “6.11 Use of Proceeds. Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document; provided that no portion of the proceeds of the Credit Extensions shall be used to prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, the Senior Notes.”

          (c) Section 7.11(b) of the Credit Agreement is, as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended and restated to read in full as follows:

          “(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during the following fiscal periods of Holdings to be greater than the ratios set opposite such fiscal period:

Fiscal Period	Consolidated Leverage Ratio

The four fiscal quarters of Holdings ending on March 31, 2009	4.25:1
The four fiscal quarters of Holdings ending on June 30, 2009	4.75:1
The four fiscal quarters of Holdings ending on September 30, 2009	5.00:1
The four fiscal quarters of Holdings ending on December 31, 2009	3.75:1
Any period of four fiscal quarters of Holdings ending on or after March 31, 2010	3.50:1”

          (d) Section 7.15 of the Credit Agreement is, as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended and restated to read in full as follows:

          “7.15 Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, the Senior Notes, other than (i) repurchases in an aggregate amount not to exceed $40,000,000 and (ii) any refinancing, refunding, renewal or extension in accordance with Section 7.02(g); provided that no portion of the proceeds of the Credit Extensions shall be used to make any repurchase of Senior Notes pursuant to clause (i).”

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors and Grantors, (iii) a certificate signed by a duly authorized officer of each Borrower stating that (A) the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date), and (B) no event has occurred and is continuing that constitutes a Default and (iv) for the account of each Lender executing this Amendment on or before 9:30am on February 4th, 2009, a fee equal to 0.500% of such Lender’s Commitment, such fee to be calculated on the basis of such Lender’s Commitment following the reduction thereof in connection with Section 4 of this Amendment. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

          SECTION 4. Reduction of Commitments. Holdings hereby agrees that as of the Amendment Effective Date, the Facility shall be permanently reduced in the aggregate amount of $50,000,000. Holdings hereby certifies that, after giving effect to the reduction of the Facility, the Total Outstandings will not exceed the Facility.

          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6. Costs, Expenses, Etc. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOTHEBY’S

By:
Name: Michael L. Gillis
Title: SVP, Treasurer

SOTHEBY’S, INC.

By:
Name: Michael L. Gillis
Title: SVP, Treasurer

OATSHARE LIMITED

By:
Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S

By:
Name: Michael L. Gillis
Title: SVP, Treasurer

Signature Page

BANK OF AMERICA, N.A., as
Administrative Agent, L/C Issuer, Swing Line
Lender, Foreign Currency Lead Lender and Lender

By:
Name: Edwin B. Cox
Title: Senior Vice President

Signature Page

HSBC BANK PLC, as Lender

By

Name: Paul Hagger
Title: Global Relationship Manager

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name:
Title:

RBS Citizens N.A., as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

COMERICA BANK, as Lender

By

Name:
Title:

Signature Page

HSBC BANK PLC, as Lender

By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name: Evelyn Kusold
Title: Vice President

RBS Citizens N.A., as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

COMERICA BANK, as Lender

By

Name:
Title:

Signature Page

HSBC BANK PLC, as Lender

By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name:
Title:

RBS Citizens N.A., as Lender

By

Name: Martin Efron
Title: SVP

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

COMERICA BANK, as Lender

By

Name:
Title:

Signature Page

HSBC BANK PLC, as Lender

By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name:
Title:

RBS Citizens N.A., as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name: George Lim
Title: SVP & GM

By

Name: Mario Sheng
Title: AVP

COMERICA BANK, as Lender

By

Name:
Title:

Signature Page

HSBC BANK PLC,
as Lender

By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By

Name:
Title:

RBS Citizens N.A.,
as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

COMERICA BANK,
as Lender

By

Name: Chris Rice
Title: Corporate Banking Officer

Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By

Name:	Barry Solomon
Title:	First Vice President

By

Name:	Roy Grossman
Title:	Senior Vice President I

CAPITAL ONE LEVERAGE FINANCE CORP. (Formerly NORTH FORK BUSINESS CAPITAL CORPORATION), as Lender

By

Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By

Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

By

Name:
Title:

By

Name:
Title:

CAPITAL ONE LEVERAGE FINANCE CORP.
(Formerly NORTH FORK BUSINESS CAPITAL
CORPORATION), as Lender

By

Name: Ron Walker
Title: Senior Vice President

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By

Name:
Title:

Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By

Name:
Title:

By

Name:
Title:

CAPITAL ONE LEVERAGE FINANCE CORP. (Formerly NORTH FORK BUSINESS CAPITAL CORPORATION), as Lender

By

Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By

Name: Daniel C. Dupré
Title: Vice President

Signature Page

CONSENT

Dated as of February 4, 2009

          Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment and a Grantor under the Collateral Documents referred to in the Credit Agreement hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Guaranty contained in the Credit Agreement and the grant of Collateral contained in the Collateral Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as such term is defined in the Collateral Documents).

GUARANTORS AND GRANTORS:

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES
CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY’S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY’S.COM LLC
SOTHEBY’S RES, INC.
SUNRISE LIQUORS & WINES, INC.

By

Name: Michael L. Gillis
Title: SVP, Treasurer

Consent

SOTHEBY’S

By

Name: Michael L. Gillis
Title: SVP, Treasurer

SOTHEBY’S, INC.

By

Name: Michael L. Gillis
Title: SVP, Treasurer

OATSHARE LIMITED

By

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES LTD.

By

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

CATALOGUE DISTRIBUTION COMPANY LIMITED

By

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

Consent